MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated March 28, 2016 to the prospectuses (the “Prospectuses”) and Statement of Additional Information (“SAI”) dated March 1, 2016 for the following Series and Classes of the Fund:

Pro-Blend Conservative Term Series – Classes S, I, C and R

Pro-Blend Moderate Term Series – Classes S, I, C and R

Pro-Blend Extended Term Series – Classes S, I, C and R

Pro-Blend Maximum Term Series – Classes S, I, C and R

(the “Pro-Blend Series”)

Target Income Series – Classes I, K and R

Target 2015 Series – Classes I, K and R

Target 2020 Series – Classes I, K and R

Target 2025 Series – Classes I, K and R

Target 2030 Series – Classes I, K and R

Target 2035 Series – Classes I, K and R

Target 2040 Series – Classes I, K and R

Target 2045 Series – Classes I, K and R

Target 2050 Series – Classes I, K and R

Target 2055 Series – Classes I, K and R

Target 2060 Series – Classes I, K and R

(the “Target Series”)

Equity Series

Overseas Series

Tax Managed Series

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

1.	Manning & Napier Advisors, LLC (the “Advisor”) has made several changes to the roles and responsibilities of its investment professionals. Accordingly, the Prospectuses and SAI are hereby supplemented and revised as follows:

a)	The information with respect to Jeffrey Herrmann in the Pro-Blend Series, Target Series and Tax Managed Series Prospectuses and SAI is hereby deleted.

b)	The information with respect to Virge Trotter in the Equity Series Prospectus and SAI is hereby deleted.

c)	The references to the titles of Marc Tommasi in the Pro-Blend Series, Target Series, Overseas Series, and Tax Managed Series Prospectuses and SAI are hereby deleted and replaced with the following: Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist.

d)	The references to the title of Ajay Sadarangani in the Overseas Series Prospectus and SAI are hereby deleted and replaced with the following: Senior Analyst/Managing Director, Small and Mid Cap Research.

2.	The “Fees and Expenses” and “Example” sections in the Equity Series Prospectus are hereby deleted and replaced with the following:

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series.

EQUITY SERIES
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.13%
Acquired fund fees and expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.14%
Less Fee Waiver and/or Expense Reimbursement[3]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%

1 Other expenses have been restated to reflect current fees and expenses.

2 The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because (a) other expenses have been restated to reflect current fees and expenses and (b) the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.

3 Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Series’ total direct annual fund operating expenses do not exceed 1.05% of the Series’ average daily net assets. This contractual waiver will continue until at least February 28, 2017 and may not be amended or terminated prior to such date without the approval of the Series’ Board of Directors. The Advisors’ agreement to limit the Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$108	$354	$620	$1,379

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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